                                                                     EXHBIT 10.9
                                                                     -----------

        CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSIONP URSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT.
                      ASTERISKS(*) DENOTE SUCH OMISSIONS.


                             PROCUREMENT AGREEMENT
                             ---------------------

This Procurement Agreement ("Agreement") is made as of the 17th day of May, 2000 ("Effective Date") between Avici Systems, Inc., a Delaware corporation, with its address at 101 Billerica Avenue, N. Billerica, Massachusetts 01862-1256 ("Avici") and Williams Communications, Inc., a Delaware corporation, with its address at One Williams Center, Tulsa, Oklahoma 74172 ("Customer").

The parties agree as follows:

1.0  DEFINITIONS

1.1 "Affiliate" shall mean with respect to any entity, any other entity which controls, is controlled by, or is under common control with, such entity, and for these purposes, "control" means interest, voting or otherwise, of more than fifty percent (50%) in an entity.

1.2  "Delivery Point" shall have the meaning described in Section 3.3.

1.3 "Documentation" refers to manuals, handbooks, maintenance libraries and other publications of Avici which are normally supplied by Avici with the Product or Software.

1.4 "POP" shall mean a telecommunications point of presence and unless the context indicates otherwise, refers to a Customer-designated point of presence.

1.5 "Product" means a terabit switch router which may be comprised of various combination/configurations of the products and equipment set forth in Attachment A with the term Product including all such possible combinations/configurations. Unless otherwise indicated, Product also includes all Software.

1.6 "Services" means all the services provided by Avici to Customer pursuant to the terms of this Agreement or a purchase order issued under this Agreement.

1.7 "Software" refers to software products in machine executable, object code form, supplied with, or embedded in, a Product. The term Software applies to all parts of Software, and to new releases, updates and modifications of Software and of Third Party Software.

1.8 "Specifications" means the specifications contained in the relevant Documentation or as set forth in Attachment B.

1.9 "Third Party Software" means Software which is independently developed by a third party and licensed or sublicensed to Customer by Avici in connection with this Agreement.

2.0  PURCHASE TERMS

2.1 PURCHASES. During the term of this Agreement and subject to the terms and conditions of this Agreement, Avici shall sell to Customer and Customer shall purchase (or in the case of Software, license), from Avici, Products, Software and/or Services in all aggregate amount of at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ at the prices and fees listed in Attachment
     A [CONFIDENTIAL TREATMENT REQUESTED]/*/. For purposes of clarity, to the extent the prices actually paid by Customer under a purchase order differs from those set forth in Attachment A, then the actual prices paid by Customer shall be utilized for the purposes of determining if Customer has met its purchase obligations under this Section 2.1 and Section 2.2. [CONFIDENTIAL TREATMENT REQUESTED]/*/. It is understood that the prices and fees set forth in Attachment A represent Avici's list prices and fees Current as of the Effective Date. If, during the term of this Agreement, Avici's list prices and fees change, Customer's purchases made thereafter shall be at the new list price or fee [CONFIDENTIAL TREATMENT REQUESTED]/*/.

2.2  PURCHASE TIMING.

     a) Customer shall (i) purchase (or in the case of Software, license) at [CONFIDENTIAL TREATMENT REQUESTED]/*/ of Product, Software and/or Services which shall be shipped by December 31, 2000; and (ii) between January 1, 2001 and December 31, 2001, purchase (or in the case of Software, license) at least the lesser of: (x) [CONFIDENTIAL TREATMENT REQUESTED]/*/ of Product, Software and/or Services or (y) the difference between [CONFIDENTIAL TREATMENT REQUESTED]/*/ and the total amount of the Products, Software and/or Services which were shipped prior to December 31, 2000. For purposes of determining when purchases are to be credited against the obligations in Sections 2.1 and 2.2, the date of shipment shall be used. Provided that, if Products or Software are, through no fault of Customer, not shipped on the accepted shipment date, the accepted shipment date shall for the purpose of making the calculations under Section 2.1 and this Subsection 2.2(a), be deemed to be the shipment date.

     b) Prior to October 27, 2000, Customer shall issue a purchase order or purchase orders to Avici for Products, Software and/or Services with requested shipment dates and in amounts sufficient to enable Avici to ship Products, Services and/or Software in all aggregate amount of at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ by no later than December 31, 2000, provided such shipment dates will be determined in accordance with the provisions of Section 3.1. Customer shall issue a purchase order or purchase orders to Avici for Products, Software and/or Services with requested shipment dates and will amounts sufficient to enable Avici to ship Products, Services and/or Software in an aggregate amount of at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ by no later than December 31, 2001 provided that such shipment dates shall be determined in accordance with the provision of Section 3.1.

---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

2.3  PERFORMANCE CONTINGENCIES.

     a) (i) Customer's obligation to purchase (or in the case of Software, license) any Product, Software and/or Services under this Agreement shall be subject to the Product having successfully passed a test ("Test"), the scope of the Test being limited to demonstrating the Product's compliance with the Specifications in Attachment B. The terms of the Test shall be mutually agreed between Customer and Avici within [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the Effective Date. Avici shall be responsible for preparing and submitting to Customer the initial, proposed version of the Test. The Test will be conducted [CONFIDENTIAL TREATMENT REQUESTED]/*/ utilizing a Product installed by Avici, [CONFIDENTIAL TREATMENT REQUESTED]/*/

          (ii) Within [CONFIDENTIAL TREATMENT REQUESTED]/*/ from agreement upon the Test, Avici shall provide Customer written notice indicating that the Test Unit is ready for testing ("Notice of Readiness to Test") and shall contain a proposed schedule for conducting the Test, indicating proposed dates and times. Within [CONFIDENTIAL TREATMENT REQUESTED]/*/ from receipt of the Notice for Readiness to Test, Customer and Avici shall agree upon a schedule for conducting the Test ("Test Schedule") which schedule shall provide for the Test to be conducted by no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/. Within [CONFIDENTIAL TREATMENT REQUESTED]/*/of completion of the initial Test, Customer shall advise Avici, in writing, if the Test Unit has (X) successfully performed or (Y) failed to successfully perform the Test.

          (iii) Should the Test Unit fail to successfully perform the initial Test, then Avici shall, for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ following the notice from Customer that the Test Unit has failed to successfully perform the Initial Test, have the right to carry out any repairs or modifications to the Test Unit Avici deems appropriate and upon notice from Avici that the Test Unit is ready for re-testing, reperform the Test subject to a schedule Mutually agreed between the parties within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the notice from Avici that Avici is really to reperform the Test. Customer shall promptly notify Avici, in writing, of the results of any such retesting. Avici shall have, during the [CONFIDENTIAL TREATMENT REQUESTED]/*/ period described in this clause (iii), the right to reperform the Test more than once.

          (iv) Within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of successful completion of the Test, Customer and Avici shall jointly execute an acknowledgement ("Acknowledgement Certificate") that the Test Unit has satisfied the Test. It is understood that the issuance of an Acknowledgement Certificate shall not relieve or excuse Avici from the performance of any of its obligations, nor constitute a waiver of any fights or remedies Customer may have under this Agreement, including any warranty obligations in respect to the Product and Software.

          (v) If by the [CONFIDENTIAL TREATMENT REQUESTED]/*/ following the date of Customer's notice that the Test Unit has failed to successfully perform the initial Test, the Test Unit,

---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

          despite any modifications or repair Avici chose to make to the Test Unit during such period, has still not successfully performed the Test, then Customer shall be entitled to terminate this Agreement pursuant to the terms of Section 4.3

          (vi) The cost of preparation for, and the conducting of, the Test shall he borne by Avici. Avici shall be responsible for any loss of, or damage to, the Test Unit unless the damage or loss is caused by Customer's representatives, employees, agents or, contractors. Customer shall have the right to have a representative or, representatives present during each performance of the Test.

          (vii) [CONFIDENTIAL TREATMENT REQUESTED]/*/


     (b) Avici shall meet the development milestones set forth in Attachment B-1 concerning the addition of new features or capabilities to the Product. Upon the development of each new feature or capability, it will be made available by Avici for purchase by the Customer and each such new feature or capability shall become part of the Specifications and such amended Specifications shall apply to the relevant Products shipped thereafter. No later than December 31, 2000, the parties will agree in writing upon specifications (with timelines) in addition to those contained in Attachment B-1, such additional specifications shall, upon agreement thereto by the parties, apply to all Product and/or Software scheduled to be shipped after December 31, 2000. These additional specifications which are to be agreed by December 31, 2000, will be limited to applicable core router related protocols and other technologies that are, or will be, adopted by major standards bodies (IETF, IEEE, ITU) in the year 2001 and technologies that are, or will be, generally commercially available within the industry in 2001. Specifications not in effect when particular Products and/or Software are shipped shall not be applied retroactively with respect to such previously shipped item.

     (c) Avici shall, with respect to each feature, capability or specification described in Subsection 2.3(b), promptly provide Customer with notice of such development thereof.

     (d) If Avici fails to meet a milestone as specified in Attachment B-1 or as will be specified by December 31, 2000, Customer shall remain obligated to purchase Products unrelated to such milestone which Customer has agreed to purchase Pursuant to this Agreement.

2.4  PAYMENT TERMS.

     (a) Avici will invoice Customer upon shipment of Products, and upon the completion of any Services. Payment terms are [CONFIDENTIAL TREATMENT REQUESTED]/*/, from the date Customer receives the invoice. Subject to Avici's credit approval and Customer's continuing good credit standing, Customer shall pay all invoices within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of receipt. If Customer disputes any invoice rendered (or a portion thereof), Customer shall so notify Avici and


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     the parties will use their best efforts to resolve such dispute expeditiously. Provided that Customer so notifies Avici of a disputed invoice and there is a good-faith basis for such dispute, the time for paying the portion of the invoice in dispute shall be extended by a period of time equal to the time between Avici's receipt of such notice of dispute from Customer and [CONFIDENTIAL TREATMENT REQUESTED]/*/ after resolution of such dispute. Payment of the amount determined to be due shall be made by Customer with interest from the original due date at the rate of [CONFIDENTIAL TREATMENT REQUESTED]/*/ per annum. Customer shall pay for non-disputed items in accordance with the terms of this Agreement. All invoices will be payable by check or wire transfer, to Avici's account.

     (b) With respect to undisputed amounts Avici reserves the right to impose a late payment charge of [CONFIDENTIAL TREATMENT REQUESTED]/*/ per month, or the maximum allowed by law, whichever is less for each month that any payment is late, excluding the month in which the payment was due and not paid.

2.5 CURRENCY AND TAXES. All payments will be made in United States dollars. Customer will pay all municipal, state, county or federal taxes including, but not limited to sales, use excise, value added or other taxes which may be levied upon the sale, license, transfer, ownership or installation of the Products (except for any taxes imposed upon the Products prior to shipment or taxes imposed upon the income of Avici or upon its employment base).

[CONFIDENTIAL TREATMENT REQUESTED]/*/



3.0  TERMS OF SUPPLY

3.1 ORDERING. All purchases under this Agreement will be initiated by Customer's issuance of written purchase orders to Avici. Such purchase orders shall be submitted to Avici's address set forth in Section 15.4. Avici will confirm receipt of Customer's orders within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of receipt. Avici will execute and deliver to Customer an order acceptance within [CONFIDENTIAL TREATMENT REQUESTED]/*/ after Avici's receipt of each purchase order. Acknowledgment of receipt and order acceptance shall be sent by Avici to the attention of Customer's employee or agent who signed the relevant purchase order. At a minimum, each purchase order shall specify the following items:

     a) A complete list of the Products and Services covered by the purchase order, specifying the quantity, part number and description of each;

     b) The price of each Product and Service shall be as set forth on the attached price list and subject to the terms of this Agreement, after any applicable discounts (including any discount due Customer by virtue of Section 2.6), and any additional charges and costs made in accordance with the terms of this Agreement;

---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     c) The billing address, the destination to which the Products will be delivered, and the requested shipment date; and

     d) The signature of Customer's employee or agent who possesses the authority to place such an order.

     Avici shall not be obligated to accept any order in which Customer fails to include the items in "a" through "d", above. However, if such order is accepted, such failure shall not cause Customer, not to receive the applicable discount for such order. Should all of the items in "a" through "d" be included in the order and if the requested shipment date is (or, in the event of multiple shipment dates, all requested shipment dates under the order) at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of such order, including the requested shipment date or dates, Avici shall accept such order, subject to the other terms and conditions of this Agreement. It is understood that Customer shall be entitled to purchase Product consisting of those configurations available from Avici upon the date such purchase order, it shall promptly advise Customer in writing to that effect.

3.2 NON-VARIANCE. No purchase order, acknowledgment form, invoice or other ordering document or communications for either party shall vary the terms and conditions of this Agreement unless both parties expressly so agree in writing. In the event of any conflict between the terms and conditions of this Agreement and those of any purchase order, acknowledgment form, invoice or other ordering document or communication, the terms and conditions of this Agreement shall prevail.

3.3 SHIPPING. Avici shall ship the Products on the shipment date agreed to by Avici in its acceptance of the purchase order. All items ordered by Customer under this Agreement will be suitably packed for shipment in Avici's standard containers, marked for shipment to the designated address or addresses specified by Customer in Customer's purchase older, and delivered to a carrier or forwarding agent chosen by Customer. If Customer fails to designate a carrier, forwarding agent or type of conveyance, Avici will make this designation in conformance with its standard shipping practices. Delivery will be F.O.B Avici's facility ("Delivery Point"), [CONFIDENTIAL TREATMENT REQUESTED]/*/ All freight, insurance and other shipping expenses from Delivery Point to the destination specified by Customer as well as any expenses related to Customer's special packing requests, will be borne by Customer. [CONFIDENTIAL TREATMENT REQUESTED]/*/


3.4 DELAY AND CANCELLATION OF ORDERS. Partial shipments shall only be made with Customer's previous written approval, which shall not be unreasonably withheld. If shipment of an order is delayed more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ but less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ beyond the agreed shipment date, then Customer shall receive [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the order or the delayed portion if a partial shipment is allowed by Customer. If shipment of an order is delayed more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ but less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ beyond the scheduled shipment date, then Customer shall receive [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the order or the delayed portion if a partial shipment is allowed by



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     Customer. The amount of the purchase commitments set forth in Sections
     2.1 and 2.2 shall be [CONFIDENTIAL TREATMENT REQUESTED]/*/. If shipment is delayed more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the mutually agreed upon shipment date due solely to causes in Avici's reasonable control, then Customer, at its election, may either receive a [CONFIDENTIAL TREATMENT REQUESTED]/*/ on the order or cancel the affected order upon written notice provided such cancellation notice is delivered to Avici prior to shipment. In the event Customer exercises its right to cancel a purchase order, Customer's purchase commitments under Sections 2.1 and 2.,2 of this Agreement shall be [CONFIDENTIAL TREATMENT REQUESTED]/*/.

3.5  RECONFIGURATION, RESCHEDULING AND CANCELLATION OF ORDERS.

     a) Upon written notice to Avici provided at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ prior to the scheduled ship date, Customer may reconfigure any purchase order or reschedule the delivery of any Products scheduled for shipment by up to [CONFIDENTIAL TREATMENT REQUESTED]/*/ at no Charge. Acceptance of Customer's request to reconfigure or reschedule any delivery with less than such [CONFIDENTIAL TREATMENT REQUESTED]/*/ prior written notice to Avici shall be at the sole discretion of Avici; provided that, Avici shall use commercially reasonable efforts to accommodate any request by Customer to reschedule or reconfigure upon less than such [CONFIDENTIAL TREATMENT REQUESTED]/*/ notice.

     b) Upon at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ written notice to Avici prior to the originally scheduled shipment date of Products ordered pursuant to written, accepted purchase orders under this Agreement, Customer may cancel any shipment date of the Products without charge. The following cancellation charges shall apply to any cancellations made by Customer less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ prior to accepted shipment date as liquidated damages and not as a penalty and shall constitute Avici's exclusive remedy for cancellation and is based on the number of days prior to the accepted shipment date that written notice of cancellation is received by Avici:

               Days Notice        Charge
               -----------        ------
                                ($ of canceled order)
               [CONFIDENTIAL TREATMENT REQUESTED]/*/

     However, the amount of any purchase order cancelled under this Section 3.5 shall not reduce Customer's obligations in Sections 2.1 (Purchases) and 2.2 (Purchase Timing) of this Agreement.

3.6 INSTALLATION. If requested by Customer, Avici will install the Products and/or Software, or any portion requested, at Customer's facilities at [CONFIDENTIAL TREATMENT REQUESTED]/*/ for such


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     services. All charges for installation shall be applied against Customer's procurement obligations under Sections 2.1 and 2.2 of this Agreement.

3.7 PRODUCT CHANGES. Avici may, at any time, make changes in, or substitutions to, the Product, any component thereof or any Software provided the changes
     (i) are made for safety purposes or (ii) do not impact upon form, fit, function features, use or performance of such items in a manner which results in material changes to Customer's operations procedures or negatively impact Customer's network operations. With respect to changes in, or substitutions to, the Product, components thereof or any Software which does impact upon the form, fit, function features, use or performance of such items in manner which results in material changes to Customer's operations procedures or negatively impact Customer's network operations, Avici will notify Customer in writing [CONFIDENTIAL TREATMENT REQUESTED]/*/prior to the effective date of such change or substitution of its intent to make the change or substitution. In the event any such change or substitution is not desired by Customer, Customer will so notify Avici within [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of the notice of the proposed change or substitution, however, Avici will continue to make available to Customer for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the effective date of Avici's substitution or change and at the price being charged at the time of such notice, the Product, component thereof or Software which is subjcct to change or substitution. Provided however, if Avici must make changes in, or substitutions to, the Product, components thereof or any Software which does impact upon the form, fit, function features, use or performance of such items in a manner which results in material changes to Customer's operations procedures or negatively impact Customer's network operations, which changes or substitutions are unplanned or unanticipated by Avici ("Exceptional Changes"), Avici will notify Customer in writing [CONFIDENTIAL TREATMENT REQUESTED]/*/ prior to the effective date of such Exceptional Change. In the event any such Exceptional Change is not desired by Customer, Customer will so notify Avici within [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of the notice of the proposed Exceptional Change, however, Avici will continue to make available to Customer for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the effective date of Avici's Exceptional Change and at the price being charged at the time of notice of the Exceptional Change, the Product, component thereof or Software which is subject to the Exceptional Change.

3.8 PRODUCT SUPPORT AND UNLICENSED SPARE. For a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of shipment ("Supported Period"), Avici will continue to make available for purchase by Customer repair/spare parts for Avici Products and shall provide maintenance and technical support services at the then current price for all Products and Software furnished pursuant to this Agreement. Customer may purchase a single Product which will be shipped without a software license for the purpose of maintaining such Product as a spare. When Customer utilizes the spare Product to effect a replacement of a non-functioning Product, Customer will issue a purchase order to license the Software for such spare at the then current price.

3.9 PRODUCT DISCONTINUANCE. (a) Subject to Avici's obligations under Section 3.8, Avici may discontinue sale of the Product, component thereof or Software if Avici gives Customer at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ notice thereof; provided, however, that Avici agrees not to

---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     discontinue sale of any such item until the earlier of (i) the date Customer satisfies its purchase obligation under this Agreement, or (ii) the expiration of the term of this Agreement. In the event of any such discontinuation of the Product, component thereof or Software, Avici will provide Customer with a suggested replacement produced by Avici and which would be available for the remainder of the term of this Agreement. Customer will have the right to substitute the replacement item for the discontinued Product, component thereof or Software under this Agreement, at the then Current list price then being charged other customers by Avici [CONFIDENTIAL TREATMENT REQUESTED]/*/. If Customer elects not to use the suggested replacement item, Avici will offer Customer a [CONFIDENTIAL TREATMENT REQUESTED]/*/ period beginning the day of the notice of discontinuance within which Customer can place orders for the discontinued item. Customer may give a last order ("One Time Buy Order") immediately prior to the end of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ period. All purchases made under the preceding two sentences shall be at the prices which Customer was paying for the discontinued item immediately prior to the notice of discontinuance. The One-Time Buy Order is non-cancelable, non-reschedulable and non-returnable. Items ordered with the One-Time Buy Order will be delivered to Customer as requested by Customer but no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ after the notice of discontinuance.

     [CONFIDENTIAL TREATMENT REQUESTED]/*/

3.10 FORECASTS. No later than [CONFIDENTIAL TREATMENT REQUESTED]/*/, Customer shall provide Avici with a forecast setting forth the Customer's estimated [CONFIDENTIAL TREATMENT REQUESTED]/*/ requirements for Products for the [CONFIDENTIAL TREATMENT REQUESTED]/*/, Customer shall provide Avici with a forecast setting forth the Customer's estimated [CONFIDENTIAL TREATMENT REQUESTED]/*/ requirements for Products for the [CONFIDENTIAL TREATMENT REQUESTED]/*/. After [CONFIDENTIAL TREATMENT REQUESTED]/*/, Customer shall, no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ prior to the beginning of each [CONFIDENTIAL TREATMENT REQUESTED]/*/, provide Avici with a [CONFIDENTIAL TREATMENT REQUESTED]/*/ rolling forecast, updated [CONFIDENTIAL TREATMENT REQUESTED]/*/, setting forth the Customer's estimated [CONFIDENTIAL TREATMENT REQUESTED]/*/ requirements for Products. All forecasts supplied by Customer hereunder shall be non-binding as to all amounts forecasted.



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

3.11 EXPORT OF PRODUCTS. As to all shipments with destinations outside of the US, Avici and Customer shall comply with all applicable export and import regulations and Customer shall provide such documentation and assistance reasonably necessary to ensure US export control compliance. For shipment other than in the US, Customer will bc solely responsible for (i) obtaining any license that may be required to import the Products into its country
     (ii) clearing the Products thought local customers upon their arrival to Customer Country and (iii) paying all customs duties, taxes and other charges assessed on such importation's in such country.

3.12 US GOVERNMENT RESTRICTED RIGHTS. Notice - distribution and use of products including computer programs and any related documentation and derivative works thereof, to and by the United States Government, are subject to the Restricted Rights provisions of FAR 52.227.19, paragraph
     (c)(2) as applicable, except for purchases by agencies of the Department of Defense (DOD). If the Software is acquired under the terms of a Department of Defense or civilian agency contract, the Software is "commercial item" as that term is defined at 48 C.F. R. 2.101 (Oct. 1995), consisting of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R 12.212 of the Federal Acquisition Regulations and its successors and 48 C.F.R 227.7202-1 through 22.7202-4 (June 1995) of the DOD FAR Supplement and its successors. All U.S. Government end users acquire the Software with only those rights set forth in this Agreement. Manufacturer is Avici Systems, Inc., North Billerica, MA 01862. Unpublished - lights reserved under the copyright laws of United States.

3.13 RESALE. Products purchased under this Agreement may be resold and the related Software subliccnsed by Customer to its own customers when such Product is included as part of a sale of a package of Customer's proprietary products with integrated value-added services such as installation (provided that any such installation is performed by all Avici-certified technician), training, consulting, integration, management and maintenance. Customer is therefore authorized to distribute and sublicense the Products and Software, to the extent necessary to effect the transactions described in this Section 3.13, provided that, any agreement to sublicense is consistent with the rights and obligations set forth herein and includes terms and conditions no less restrictive than those contained in this Agreement. Customer agrees that it will not delete or modify any markings, notices, etc. on Products or Software licensed from Avici. Customer shall notify Avici of any such sublicense.

3.14 DOCUMENTATION. Avici will supply Customer with one (1) hard copy of the Documentation for each unit of Product and/or any Software ordered and one
     (1) electronic or CD-ROM copy of the Documentation. The foregoing obligation shall apply to all upgrades and releases purchased or made available by Avici to Customer after the Effective Date. Customer shall have the right to copy the Documentation in its entirety, without alteration (including all copyright notices), and to distribute such copies internally, solely for use in connection with the operation and maintenance of the Product. Avici owns and retains copyright in the Documentation.

4.0  TERM AND TERMINATION

4.1 TERM. This Agreement will commence on the Effective Date and remain in effect until December 31, 2001, unless earlier terminated pursuant to Sections 4.2, 4.3, 4.4, 4.5 or 15.5. This Agreement shall automatically renew for consecutive, one-year terms, provided that either party shall have the light upon sixty (60) days prior written notice to the other to cancel this Agreement effective at the end of the initial term or any of the one-year renewals. For purposes of clarity, Customer shall have no obligation to make any purchase during any renewal period.

4.2 TERMINATION. In addition to Customer's rights to terminate this Agreement pursuant to Sections 4.3, 4.4, 4.5 and 15.5, either party may terminate this Agreement in the event of a default by the other, provided that the non-defaulting party so advises the defaulting party in writing of the event of alleged default and affords the defaulting party thirty (30) days within which to cure the default. Default is defined to include:

     (a) Either party becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition in bankruptcy or an involuntary petition in bankruptcy is filed against such party which is not dismissed within sixty (60) days after the date such petition is filed, or suffers or permits the appointment of a receiver for its business, or its assets become subject to any proceeding under a bankruptcy or insolvency law, domestic or foreign, or has liquidated its business;

     (b) Either party's material breach of any of the terms or conditions hereof;

     (c) The execution by either party of an assignment for the benefit of creditors or any other transfer or assignment of similar nature.

4.3 FAILURE TO PASS TEST. If the Test Unit fails to successfully perform the Test within the time period permitted under Subsection 2.3(a), then the Customer shall have the right to terminate this Agreement upon thirty (30) days written notice to Avici, Customer's right to terminate pursuant to this Section 4.3 must be exercised within one-hundred eighty (180) days from the end of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ period described in 2.3(a)(iii).


4.4 NETWORK FAILURE. If at any time after meeting its purchase obligation under Sections 2.1 and 2.2, the Customer's network or any significant span within such network, fails solely due to the failure of Avici's Product or Software to perform in accordance with the Specifications, to function properly for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ after Customer provides notice to Avici as per clause 4.4(a), Customer shall have the right to terminate this Agreement upon [CONFIDENTIAL TREATMENT REQUESTED]/*/ written notice to Avici, provided that Avici (or an Avici certified equipment technician) performed Product installation and that
     Customer:

     (a) Notifies Avici with as much information (including at a minimum location) about the cause of the failure as is available at the time, in writing, within 24 hours of determining that a failure is attributable to Avici's Product or Software,

     (b) Immediately and continuously provides access to Customer facilities where Avici Product is located, subject to Customer's policies and procedures regarding access to its



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     facilities which are aimed at protecting Customer's proprietary information in, and the security of, such facilities,

     (c) Makes adequately trained and informed personnel available for consultation and assistance to Avici engineers, and

     (d) Allows Avici to repair or replace Product(s), Software or components of Product(s)

     Customer will not be entitled to terminate under this Section 4.4 if the alleged failure is due to (i) unauthorized alteration of the Products or Software, (ii) mishandling, abuse to, or improper storage of the Products or Software, (iii) installation by other than Avici or an Avici-certified equipment technician (except as per Section 8.6), (iv) service or maintenance other than by Avici or Avici-certified equipment technician (except as per Section 8.6), (v) misuse, including, without limitation, any use of the Product beyond the environmental parameters set forth in the applicable Specifications, (vi) damage by fire, explosion, power failure, power surge or other power irregularity (beyond such parameters which are set forth in the applicable Specifications), or (vii) any repair or modifications or attempted repair or modifications of the Product made other than by Avici or an Avici-certified authorized equipment technician (except as per Section 8.6).

4.5 "CHRONIC LATE SHIPMENT". If at any time after meeting its purchase obligation under Sections 2.1 and 2.2, Customer may upon [CONFIDENTIAL TREATMENT REQUESTED]/*/ written notice to Avici, terminate this Agreement and any outstanding purchase order, in whole or in part, in the event of "Chronic Late Shipment" by Avici that is not cured by Avici within [CONFIDENTIAL TREATMENT REQUESTED]/*/ after notice Of Such problem by Customer. "Chronic Late Shipment" is defined as Avici's late shipment during any consecutive [CONFIDENTIAL TREATMENT REQUESTED]/*/ period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ or more of the Products and/or Software for which Customer has submitted a purchase order.

4.6 SURVIVAL OF RIGHTS. Neither the termination or expiration of this Agreement shall relieve either party from any obligations to pay the other party any amounts accrued under this Agreement prior to such termination or expiration. Expiration or termination of this Agreement shall not relieve either party of liability for damages or any other rights or remedies that either party may have under this Agreement or at law or in equity or relieve either party from the duty to hold in confidence proprietary information and otherwise comply with, and exercise the rights set forth in, Articles or Articles 5.0. 6.0, 7.0, 8.0, 9.0, 10.0, 11.0 13.0 and
     Sections 4.6 and 14.1 hereof, each of which will survive termination or expiration of this Agreement. Customer's obligation to meet the purchase obligations under Sections 2.1 and 2.2 will survive the expiration of this Agreement or the termination of this Agreement by Avici for cause pursuant to Section 4.2. Notwithstanding anything in this Agreement to the contrary, Customer shall in no event have any obligation to make the minimum purchase obligations set forth in Sections 2.1 and 2.2 or any portion thereof in the event of termination by Customer pursuant to either Sections 4.2 or 4.3. In the event of termination of this Agreement by Avici pursuant to Section 4.2, Avici's obligations under existing but uncompleted purchase orders will



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     immediately cease. In the event of expiration of this Agreement or in the event of termination of this Agreement by Customer pursuant to either Sections 4.2, 4.3, 4.4, 4.5, or 15.5, Customer, at its option, upon ten
     (10) days written notice to Avici, may elect to terminate its obligations under all or any purchase orders issucd by Customer prior to the effective date of such expiration of termination by Customer, but not yet fully performed by Avici as of the date of such expiration or termination by Customer; provided to the extent the Customer elects not to terminate Avici's obligations under such existing purchase orders, Avici's obligations under such purchase orders shall survive such termination or expiration.

5.0  TRAINING MAINTENANCE AND SUPPORT

     Avici agrees to provide Customer training, support and maintenance with respect to the Product and Software with the terms and conditions upon which such training, support and maintenance will be provided to be set forth in a separate "Maintenance, Support and Training Agreement" which shall be mutually agreed between the parties and executed within thirty
     (30) days from the Effective Date. Although a Maintenance, Support and Training Agreement is to be subsequently negotiated, this Agreement and its continuing effectiveness is not conditional upon the execution of the Maintenance, Support and Training Agreement.

6.0  SOFTWARE LICENSE

6.1 GRANT OF LICENSE. Subject to payment of the applicable license fees, if any, set forth in this Agreement, Avici hereby grants to Customer a perpetual, nontransferable (except is otherwise provided in this Agreement), and nonexclusive license (or, with respect to the Third Party Software, a sublicense) to use the Software and its related Documentation provided pursuant to the terms of this Agreement. The license (or sublicense in the case of Third Party Software) grants Customer no right to, and Customer will not, further sublicense such Software (except to the extent otherwise provided herein), or modify, decompile, or disassemble Software furnished to generate corresponding source code. Customer and its customers will be entitled to modify only the user-selectable features of the Software. With respect to any Third Party Software, in addition to the terms and conditions herein, Customer will abide by the applicable terms and conditions for such Third Party Software. Attachment C lists the Third Party Software licenses that are applicable as of the Effective Date and contains the terms of such Third Party Software licenses.

6.2 CONFIDENTIALITY. All Software (whether or not part of firmware) and its related Documentation furnished by Avici, and all copies thereof made by Customer, including translations, compilations, and partial copies, are and will remain the exclusive property of Avici and its licensors. Customer will hold such Software and related Documentation in strict confidence, and will not, without Avici' prior written consent, disclose, provide, provide access to, or otherwise make available, in whole or in part, any Software or related Documentation to anyone, except to Customer's employees, agents and subcontractors having a need-to-know for purposes of operating or maintaining the related Product, or to its customers to the extent necessary to permit them to utilize user-selectable features in accordance with the applicable Documentation. Any disclosures made under this Section 6.2 to agents, subcontractors or customers of Customer shall be made Subject to confidentiality agreements between Customer and such subcontractors, agents or customers. Customer will protect the Documentation from unauthorized use or disclosure by exercising the same degree of care that it uses with respect to information of its own of a similar nature, but in no event less than reasonable care.

6.3 COPIES. Customer will not make any copies of any Software or related Documentation except as necessary for archival purposes in accordance with Customer's customary practices. In addition, Customer shall have the right to keep a copy of the Software on a backup system and use such copy in the event of an emergency situation without paying any additional license fees. Customer agrees not to use such copy on the backup system unless an emergency situation prevents the original licensed Software from being used by Customer. Customer will reproduce and include any Avici copyright and proprietary notice on all copies of the Software and its related Documentation produced by Customer. Customer will take appropriate action, by instruction, agreement, or, otherwise, with the persons permitted access to the Software and related Documentation to enable Customer to satisfy its obligations under this Agreement. When the Software and related Documentation are no longer needed by Customer, or if Customer's license is canceled or terminated, Customer will return ill copies of such Software and related Documentation to Avici or follow written disposition instructions provided by Avici at that time, if any.

6.4 UPDATES. The fees specified in this Agreement are for only the Software increase current as of the Effective Date. Other Version Releases and Incremental Releases in may require additional fees to be paid by Customer and be subject to additional terms. Releases, if any, will be issued by Avici in its sole discretion and designated in the following manner:
     Version Releases, by a change in the digit(s) to the left of the decimal point in the Product version number [(x).x.x] and, Incremental Releases, by a change in the tenths digit [x.(x).x]. During the term of this Agreement, Avici will provide to Customer any Updates that it makes generally commercially available at no additional charge. For purposes of this Agreement, "Updates" means modifications, addition or routines intended to correct the practical adverse effect of a Software error. Updates will be designated by a change in the digit(s) to the right of the tenths digit(s) [x.x.(x)]. The foregoing is based upon Avici's current nomenclature for identifying modifications and changes to software and should the nomenclature change the rights of Customer under this Section 6.4 shall be applied accordingly.

7.0  CONFIDENTIAL INFORMATION

7.1 CONFIDENTIAL INFORMATION. As used herein, "Confidential Information" means and includes trade secrets and other proprietary or confidential information, including but not limited to, products, planned products, services or planned services, the identity of or information concerning, customers or prospective customers, data, financial information, computer software, processes, methods, knowledge, inventions, ideas, marketing promotions, discoveries, current or planned activities, research development of other information relating to a party's business activities or operations or those of its customers or subcontractors, whether or not marked "confidential". The Confidential Information shall be deemed the property of the Disclosing Party (as defined below).

7.2 NON-DISCLOSURE. This Agreement creates a confidential relationship between Customer and Avici and, in the course of negotiating or performing this Agreement a party may disclose ("Disclosing Party") Confidential Information to the other party ("Receiving Party"). The Receiving Party will keep Confidential Information confidential and, except as directed or authorized in writing, will use Confidential Information only in conjunction with the provision, use, maintenance or operation of the Products and/or Service provided under this Agreement and will not disclose to any person or, entity, directly or indirectly, in whole or in part, any Confidential Information, or information derived from Confidential Information. Notwithstanding the foregoing, the Confidential Information may be disclosed to the officers, directors, employees and affiliates of the Receiving Party who have a legitimate need to know and solely for the purpose of the performance of duties hereunder. Upon termination of this Agreement, the Receiving Party will, at the Disclosing Party's option, return to the Disclosing Party, or destroy and certify to the Disclosing Party such destruction, all documents, papers and other materials in its control that contain or relate to Confidential Information. To the extent practicable all Confidential Information disclosed to the Receiving Party will be promptly identified as such by the Disclosing Party in writing.
     The Receiving Party will protect the Confidential Information from unauthorized use or disclosure by exercising the same degree of care that it uses with respect to information of its own of a similar nature, but in no event less than reasonable care.

7.3 EXCEPTIONS TO RESTRICTIONS. Notwithstanding anything to the contrary contained herein, "Confidential Information" will not include any information Receiving Party can demonstrate: (a) is generally known to the public on the date of disclosure of same outcomes generally known to the public after such date through no breach of this Agreement or any other obligation of confidentiality; (b) was known by the Receiving Party at the time of disclosure without any obligation to hold it in confidence; (c) is received by the Receiving Party after the date of disclosure from a third party without breach of any obligation of confidentiality and without any obligation of confidentiality binding upon the Receiving Party; (d) is independently developed by the Receiving Party after the date of disclosure without use of, or reference to, the Confidential Information of the disclosing Party; (e) is approved for release by written authorization of the Disclosing Party, but only to the extent of, and subject to, such conditions as may be imposed in such written authorization; (f) is required by law, rule or regulation, including requirements of the applicable securities exchanges, to be disclosed, but only to the extent and for the purposes of such required disclosure and subject to Section 7.4, or (g) is disclosed in response to a valid order of a court or other governmental body, but only to the extent of and for the purposes of such order and subject to Section 7.4.

7.4. NOTICE OF REQUIRED DISCLOSURE. If a Receiving Party is or may be required under 7.3(f) or (g) to disclose any Confidential Information of a Disclosing Party, the Receiving Party: (a) will provide to the Disclosing Party immediate notice of the possible disclosure, and (b) will permit the Disclosing Party, at Disclosing Party's expense, to take all reasonable actions to eliminate the requirement of such disclosure, to limit the scope of same and to obtain protective orders to protect the confidentiality of such Confidential Information, including, without limitation, filing motions and otherwise making appearances before a court.

7.5 SURVIVAL OF PROVISIONS. The provisions of this Article 7 will survive any termination or expiration of this Agreement indefinitely with regard to information which constitutes a trade secret of the Disclosing Party and for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ with regard to all other Confidential Information.

8.0  PRODUCT AND SOFTWARE WARRANTIES.

8.1 PRODUCT WARRANTY. Avici hereby warrants that all Product hardware, Software and documentation media provided under this Agreement shall conform to the functionality described in the Specifications and the Documentation in effect as of the date of shipment and shall be free from defects in material and workmanship for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ following delivery (the "Warranty Period"). Provided, however, that Software is not warranted to be error free.

8.2. WARRANTY CLAIMS. Customer must notify Avici's Technical Assistance Center, ("`TAC") of a suspected defect in the Product or Software. After receiving such notice, TAC will notify Customer of its designation of one of the two problem resolution methods set out below in 8.2.1 or 8.2.2. Avici shall incur no liability under this warranty if Customer fails to provide Avici with notice of the alleged defect during the applicable Warranty Period.

     8.2.1 RETURN TO FACTORY: If TAC selects the "Return to Factory" problem resolution method, then the allegedly defective hardware, must be returned to Avici in accordance with Avici's Return to Factory repair procedures, as follows:

          (a) During the Warranty Period. Avici shall, at its cost, ship repaired items or replacements for defective hardware covered under warranty within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of receipt of the hardware.

          (b) Return Material Authorization ("RMA") numbers are issued to utilize returns and ensure proper treatment of the equipment in shipping, diagnosis, repair and/or replacement. An RMA number may be obtained by calling the Avici Technical Assistance Center (TAC) at
          (978) 964-2000 during normal business hours, or via email to support@avici.com. All returns should be shipped to:

          RMA Depot,
          Avici Systeins Inc,,
          101 Billerica Avenue,
          North Billerica, MA 01862



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

          The following information should accompany the return equipment:

          Detailed information about the defect.
          Model and Serial Numbers.
          Hosting TSR Bay Model and Serial Number, where applicable. Ship to address for return repaired/replaced equipment.
          Contact name, phone, mobile and fax number and email address.

          When the RMA is issued, the TAC representative will provide a preferred carrier account number and priority shipping instructions.

          (c) Hardware which is defective upon arrival at Customer's specified destination address shall be referred to as a "DOA Part". Within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of notification by Customer that it has received a DOA Part, Avici shall ship a replacement to Customer. Customer, in such event, must return the DOA Part to the freight carrier for shipment to Avici within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of receipt of the replacement hardware. If the DOA Part is not returned within this time period, Avici will bill the Customer for the replacement hardware at list price, [CONFIDENTIAL TREATMENT REQUESTED]/*/.

     8.2.2 OTHER: TAC will return Software to functionality in conformance with the relevant Specifications and Documentation per the table in
            8.3.1. Such efforts shall include analysis, repair, correction or workaround of the problem by means of telephone support, or, if appropriate, onsite support, including patches, corrective software releases or other means reasonably determined by Avici. Software maintenance releases will be available under this warranty. Software images and Management Information Bases ("MIB's") will be downloadable from the Avici web site, or upon request by Customer, physical media will bc shipped with relevant images, MIBS, release notes and full user documentation. Such upgrades shall be governed by the same license terms pursuant to which the original version of the Software was licensed.

       8.3 THE AVICI TAC PROCESS. In addition to the obligations under 8.1 and 8.2, Avici shall make available telephone and email warranty services support engineers for [CONFIDENTIAL TREATMENT REQUESTED]/*/ calls during normal business hours (8 am to 5 pm Eastern Time). Support includes answering questions, trouble shooting and identifying problems, and developing solutions and workarounds.


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     8.3.1 Responses to Customer calls will be based on problem severity. The following service levels apply according to the severity classification:

Severity                   Description                     Escalation Procedure/Response Time
-------------------------------------------------------------------------------------------------
          1  Critical - Customer is experiencing a     Avici's VP's of Engineering and Customer
             network outage that prevents their        Service will be [CONFIDENTIAL TREATMENT
             customers from accessing service and      REQUESTED]/*/ notified. Avici's personnel
             for which there is no workaround or       will update Customer at least [CONFIDENTIAL
             recovery action possible.                 TREATMENT REQUESTED]/*/ and will work on the
                                                       problem until completion.
-------------------------------------------------------------------------------------------------
          2  Major - Customer is experiencing a        Avici's Level 3 personnel will resolve
             problem that affects service but for      the problem within [CONFIDENTIAL TREATMENT
             which there is a work-around or           REQUESTED]/*/ or escalate to Development
             recovery action.  Business can continue   Engineering.  Avici's personnel will update
             although performance may be degraded.     Customer at least every [CONFIDENTIAL TREATMENT
                                                       REQUESTED]/*/.
-------------------------------------------------------------------------------------------------
          3  Minor - Customer is experiencing          Severity 3 problems will be resolved by
             problems and requires technical advice    Avici within [CONFIDENTIAL TREATMENT
             or recommendation for the best            REQUESTED]/*/or escalate to Development
             solution.  Severity 3 problems have a     Engineering.  Avici will work during normal
             reliable workaround and have, at most,    business hours to resolve these Severity 3
             a slight impact on the operational        problems and will contact Customer after
             environment.                              [CONFIDENTIAL TREATMENT REQUESTED]/*/ to report
                                                       on progress.
-------------------------------------------------------------------------------------------------
          4  Questions                                 Questions received by the TAC will be
                                                       logged and answered within [CONFIDENTIAL
                                                       TREATMENT REQUESTED]/*/.
-------------------------------------------------------------------------------------------------

     8.3.2 At Avici's sole discretion, a technical expert may be dispatched to the affected site to better understand and resolve the problem. For Critical Problems dispatch will be within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the call, Major Problems within the [CONFIDENTIAL TREATMENT REQUESTED]/*/.

     8.3.3 At Avici's sole discretion, it may escalate the problem for resolution through Support, Engineering and Sales Management, in accordance with the following matrix:

                                ESCALATION TREE

AVICI STAFF/ORGANIZATION                          CRITICAL          MAJOR             MINOR
---------------------------------------------------------------------------------------------------
CSE Engineer                                    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------------------------------------------------------------------
CSE Consulting Engineer                         [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------------------------------------------------------------------

Dir. Cust Svc & Dir Continuing Eng.             [CONFIDENTIAL TREATMENT REQUESTED]/*/
VP Sales & VP Eng                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
===================================================================================================

8.4 WARRANTY OF REPAIR OR REPLACEMENT PARTS. Avici warrants that repair or replacement hardware, and any Software upgrades, provided pursuant to this Agreement, under normal use and service, will be free from defective material and faulty workmanship and will perform in accordance with the functionality described in the Specifications and the Documentation for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from date of delivery, or the remainder of the Original Warranty Period, whichever is greater.



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

8.5 WARRANTY OF SERVICES. Avici warrants that all Services performed under this Agreement shall be performed in a workmanlike manner in accordance with the standards of the industry. If any Services fail to meet the standard in the foregoing sentence and Customer notifies Avici of such failure within a reasonable time of discovery of such failure, but in no event later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the completion of such Services, Avici shall, at its cost reperform the Services. Any Services which are reperformed, pursuant to this Section 8.5, shall be warranted for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of the re-performance, or the remainder of the original warranty term, whichever is greater.


8.6 Avici shall incur no liability under this warranty if the alleged defect arises from (i) mishandling, abuse, improper storage (ii) installation, service or maintenance other than by Avici or an Avici-certified Customer service provided; (iii) misuse, including, without limitation, any use of the Product beyond the environmental parameters set forth in the applicable Specifications; (iv) damage by fire, explosion, power failure, power surge or other power irregularity (beyond such parameters which are set forth in the applicable Specifications), or (v) if any repair or modifications or attempted repair or modifications of the Product is made other than by Avici or all Avici-certified Customer service provider. Under the Return to Factory alternative, if a Product is determined to have a defect due to any of the causes set out above, Avici's then current repair price as listed in the price list will apply. Routine insertion or removal of hardware may be performed by non-Avici certified individuals provided that Such Insertion or removal is otherwise subject to the terms of this Section 8.6.

8.7 Avici warrants, except as stated in Avici's Documentation or Specifications, or as otherwise agreed, that no Software provided to Customer by Avici, shall, as of the date of shipment, (a) contain no hidden files; (b) not replicate, transmit, or activate itself without control of a person operating computing equipment on which it resides; (c) not alter, damage, or erase any data or computer programs without control of a person operating the computing equipment on which it resides; and (d) contain no encrypted embedded key unknown to Customer, node lock, timeout or other function, whether implemented by electronic, mechanical or other means, which restricts or may restrict use of access to any programs or data developed under this Agreement, based on residency on a specific hardware configuration, frequency of duration of use, or other limiting criteria.

8.8 Avici warrants that the Products and Software delivered to Customer are new (except for repaired or replacement hardware) and are free and clear of all liens and encumbrances.

8.9 EXCLUSIVE REMEDY. Customer's sole and exclusive remedy for breach of the foregoing warranties, shall be limited to the express remedies set forth in this Article 8.

8.10 DISCLAIMER OF WARRANTIES. AVICI MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OTHER THAN AS SET OUT IN THIS AGREEMENT. ALL OTHER WARRANTIES AS TO THE QUALITY, CONDITION, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT ARE EXPRESSLY DISCLAIMED.



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

9.0  INTELLECTUAL PROPERTY CLAIMS


9.1 INDEMNIFICATION. In the event of any claim, action, proceeding or suit by a third party against Customer alleging an infringement of any patent, copyright or trademark, or a violation or misappropriation of any trade secret by reason of the purchase, license or use of any Product or Software provided by Avici to Customer under this Agreement (other than Third Party Software unless the claim is based upon Customer's unauthorized use of the Third Party Software due to Avici not having the authority to Sublicense to Customer), Avici, at its expense, will defend, indemnify and hold harmless Customer, subject to the conditions and exceptions stated below from such claims, actions. proceedings or suits. Avici will reimburse Customer for any reasonable cost, expense or attorneys' fees, which Customer is required to incur in cooperating with Avici, at Avici's request, in the defense or settlement of such action. Avici will indemnify Customer against any liability assessed against Customer, including, among others, any final judgment on account of such action, proceeding or suit.

9.2 CUSTOMER ASSISTANCE. Avici's obligation to indemnify Customer pursuant to this Article 9 is contingent upon (i) Customer giving Avici prompt written notice of all such claims, actions, proceedings or suits alleging infringement or violation, (ii) Customer tendering to Avici full and complete authority to assume the sole defense thereof, including appeals provided that Customer shall have the right to have counsel, at Customer's own expense, participate in such defense or appeal, and the sole right to settle same, provided that Customer has provided its prior written consent to such settlement, which consent shall not be unreasonably withheld, and
     (iii) Customer furnishing to Avici all relevant information available to Customer and cooperating with and assisting Avici in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.

9.3 NONINFRINGING USE. If Customer's use of the Product or Software is enjoined or in Avici's opinion is likely to be enjoined, Avici will, at its expense and at its option, either (1) replace the enjoined Product or Software furnished pursuant to this Agreement with it suitable substitute free of any infringement, provided such substitute has comparible functionality and performance characteristics to the infringing items; (2) modify it so that it will be free of the infringement, provided such modification does not result in a material degradation in performance or functionality; or (3) procure for Customer a license or other right to use the infringing item. If none of the foregoing options are available to Avici on a commercially reasonable basis, Avici will remove, or accept the return of, the enjoined Product or Software, and refund to Customer any amounts paid to Avici therefore.

9.4 AVICI RIGHT IN PROPERTY. Except as expressly set forth in this Agreement, Avici grants no rights, title or interest in its intellectual property in the Products, Software or Documentation to Customer.

10.0 LIMITATION OF LIABILITY

     Except for Avici's obligations under Articles 9.0 and 11.0, and to the extent not prohibited by applicable law:

     A. Avici's liability to Customer under this Agreement will not exceed in the aggregate the total of all amounts paid to Avici by Customer under this Agreement provided that the foregoing limit shall be in addition to any amounts paid or expended by Avici in satisfying its obligations under Article 8.

     B. Neither party shall be liable to the other for any indirect, punitive, special, incidental or consequential damage in connection with, or arising out of, this Agreement (including loss of business, revenue, profits, use, data or other economic advantage) however it arises, whether based on breach of contract or tort even if that party his been advised of the possibility of such damage.

11.0  INDEMNIFICATION

11.1 AVICI INDEMNIFICATION. Avici will be responsible for and agrees to indemnify and hold harmless Customer from and against all losses, liabilities, demands, claims, actions, proceedings, suits and damages (including reasonable legal fees) for bodily injury, including death, to persons or damage to tangible property to the extent it results directly from tile willful misconduct or negligent acts of omissions, or strict liability, of Avici, its officers, agents, employees, or contractors.

11.2 CUSTOMER INDEMNIFICATION. Customer will be responsible for and agrees to indemnify and hold harmless Avici from and against all losses, liabilities, demands, claims, actions, proceedings, suits and damages (including reasonable legal fees) for bodily injury, including death, to persons or damage to tangible property to the extent it results directly from the willful misconduct or negligent acts or omissions, or strict liability, of Customer, its officers, agents, employees or contractors.

11.3 OBLIGATIONS OF INDEMNIFIED PARTY. With respect to each of Sections 11.1 and 11.2 above, the indemnified party will give the indemnifying party prompt written notice of all such claims, actions, proceedings or suits. The indemnified party will, upon the indemnifying party's request and at the indemnifying party's expense, furnish all relevant information available to the indemnifying party and cooperate and assist the indemnifying party in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.

12.0  INSURANCE

12.1 COVERAGE. Avici will carry or cause to be carried and maintained in force throughout the entire term of this contract insurance coverage's as described in paragraphs (A) through (D) below with insurance companies acceptable to Customer. Avici will also require all subcontractors to maintain in force at all times during any subcontractor's performance of the Work the insurance coverage's set forth below. The limits set forth below are minimum limits and will not be construed to limit Avici's liability. All costs and deductible amounts will be for the sole account of Avici.

     (a) Worker's Compensation insurance complying with the laws of the State or States having jurisdiction over each employee, whether or not Avici is required by such laws to maintain such insurance, and Employer's Liability with limits of [CONFIDENTIAL TREATMENT REQUESTED]/*/. If work is to be performed in Nevada, North Dakota, Ohio, Washington, Wyoming or West Virginia, Avici will participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

     (b) Commercial or Comprehensive General Liability insurance on an occurrence form with a combined single limit of [CONFIDENTIAL TREATMENT REQUESTED]/*/.

     (c) Automobile Liability insurance with a combined single limit of [CONFIDENTIAL TREATMENT REQUESTED]/*/.

     (d) Excess or Umbrella Liability insurance with a combined single limit of [CONFIDENTIAL TREATMENT REQUESTED]/*/.

12.2 WAIVERS. In each of the above described policies, Avici agrees to waive and will require its insurers to waive any right of subrogation or recovery they may have against Customer, its parent, subsidiary, or affiliated companies.

12.3 ADDITIONAL INSUREDS. Under the policies described in (B), (C) and (D) above, Customer, its parent, subsidiary and affiliated companies will be named as additional insureds as respects Avici's operations and as respects any work performed under this contract. Any costs associated with naming these additional insureds is included in the contract cost.

12.4 OTHER INSURANCE. The policies described in (B), (C) and (D) above will include the following "other insurance" amendment, "This insurance is primary insurance with respect to Customer, its parent, Subsidiary and affiliated companies, and any other insurance maintained by Customer, its parent, subsidiary or affiliated companies is excess and not contributory with this insurance."

12.5 NOTICE OF CANCELLATION. Non-renewal or cancellation of policies described above will be effective only after written notices received by Customer from the insurance company [CONFIDENTIAL TREATMENT REQUESTED]/*/ in advance of any such non-renewal or cancellation. Prior to commencing the work hereunder, Contractor will deliver to Customer certificates of insurance on an Accord 25 or 25S form evidencing the existence of the insurance coverage required above.


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

12.6 POLICY COPY. In the event of a loss of claim arising out of or in connection with this contract, Contractor agrees, upon request of Customer, to submit the original or a certified copy of its insurance policies for inspection by Customer.

12.7 LIMITATIONS. Customer will not insure nor be responsible for any loss or damage, regardless of cause, to property of any kind, including loss of use thereof, owned, leased or borrowed by Avici, or their employees, servants or agents.

13.0  REPRESENTATIONS AND WARRANTIES

13.1 MARKETABLE TITLE. Avici warrants that it has good marketable title to the Products and that it has the full power and authority to grant the license (or sublicense, as applicable) granted Customer under or in connection with this Agreement with respect to the Software and that the license to, and use by, Customer of the Products and Software, as permitted under this Agreement, will not (or in the case of Third Party Software, to Avici's knowledge, will not) constitute art infringement or other violation of any copyright, patent, trade secret, trademark, non-disclosure, or any other intellectual property right of any third party.

13.2 GOOD STANDING. Each party represents and warrants that it is duly organized, existing, and in good standing under the laws of its State of organization, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the failure to so qualify would have a materially adverse impact upon its business and assets.

13.3 AUTHORITY. Each party represents and warrants that it has the corporate power and requisite authority to execute, deliver and perform this Agreement, any Escrow Agreement, any Maintenance, Support and Training Agreement entered into pursuant to this Agreement, and all purchase orders to be executed pursuant to or in connection with this Agreement, and that it is duly authorized to, and has taken all corporate action necessary to authorize, the execution, delivery and performance of this Agreement and such other agreements and documents.

13.4 NON-CONFLICT. Upon the Effective Date, each party represents and warrants that neither execution and delivery of this Agreement and the agreements or documents stated in Section 13.3 above executed by it pursuant to or in connection with this Agreement, nor the consummation of any of the transactions herein or therein contemplated, nor compliance by it with the terms and provisions hereof or with the terms and provisions thereof will
     (i) contravene or materially conflict with any provision of applicable law to which it is subject or any judgment, license, order or permit applicable to it, or any indenture mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or its property may be bound, or to which it or its property may be subject, (ii) violate any provision of its articles of incorporation or bylaws or (iii) require the consent or approval of, the giving of notice to, or the registration, recording or filing of any document with, or the taking of any other action in respect of, any person, entity or governmental agency.

13.5 BINDING OBLIGATIONS. Upon the Effective Date, each party represents and warrants that this Agreement and the agreements or documents stated in
     Section 13.3 above executed by it pursuant to or in connection with this Agreement will constitute when executed in full, the legal, valid and binding obligations of said party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting the enforcement of creditors rights generally and to general principles of equity.

14.0  ADDITIONAL TERMS

14.1 PUBLICITY. Neither party shall publish or use any advertising, sales promotions, or other publicity materials that use the other party's logo, trademarks, or service marks without the prior written approval of the other party. Each party shall have the right to review and approve any publicity material, press releases, or other public statements by the other that refer to such party or that describe any aspect of this Agreement. In addition to their obligations under Article 7 of this Agreement, without the prior written approval of the other party, each party agrees not to issue any such publicity materials, press releases, public statements which contain information not previously publicly disclosed by mutual agreement of the parties, except as is required to comply with federal or state laws. Nothing in this Agreement establishes a lease, license or right for either party to use any of the other party's brands, marks, or logos without prior written approval of the other party. Subject to the terms of Article 7, Customer and Avici agree to appropriate disclosure of their relationship in Avici's S-1 registration.

14.2 JOINT MARKETING. Avici and Customer will each contribute an amount not to exceed [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the total net price of Customer's purchases of Products under this Agreement for joint marketing activities. All such joint marketing activities will be subject to mutual agreement in writing, and each party will present the other with proposals for such joint marketing activities (including cost estimates) prior to making any commitments to third parties. Upon approval by a party of the other's joint marketing proposal, the originating party shall invoice the other party for its share of the expenses of such proposal [CONFIDENTIAL TREATMENT REQUESTED]/*/. Notwithstanding the foregoing, neither party will make a public announcement or issue joint marketing material; or press release concerning such matter without having made available to the other party for review and comment the proposed text of such announcement, press release or material, with approval not to be unreasonably withheld or delayed. Any proposed announcement shall be subject to the terms of Section 14.1.

14.3 INITIAL PRESS ANNOUNCEMENT. Subject to the terms of Section 14.1, Customer and Avici agree to make a public announcement of their relationship no later than May 26, 2000, The language of such announcement shall be mutually agreed upon by the parties. It is the intention of both parties to announce only the relevant elements of this Agreement and to focus on the unique capabilities of Avici's Terabit Switch Router in support of Customer's network.


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

14.4 FIELD TEST. In lieu of carrying out the activities described in the provision titled "Supercomm 2000 Announcement" of that certain "Procurement Agreement Term Sheet" signed between the parties and dated April 10, 2000 ("Procurement Agreement Term Sheet"), the parties shall, by no later than July 31, 2000, mutually agree upon a field trial test plan ("Field Trial Test Plan") with the Field Trial Test Plan to be carried out by no later than November 30, 2000.

15.0  GENERAL TERMS

15.1 RELATIONSHIP OF THE PARTIES. This Agreement is not intended to establish a partnership, franchise, joint venture or agency relationship between the parties. Neither party may act in a manner that expresses or implies a relationship other than that of independent contractor or binds the other party.

15.2 WAIVER OR DELAY. Neither a party's express waiver nor its failure to promptly exercise any right under this Agreement will create a continuing waiver or expectation of non-enforcement of any tight under this Agreement.

15.3 GOVERNING LAW. This Agreement will be construed in accordance with and governed by the law of the State of New York without regard to the conflict of law provisions of such state or any other jurisdiction.

15.4 NOTICES. All written notices required by this Agreement must be delivered in person or by means evidenced by certified mail or express delivery to the addresses identified below for each party and will be effective upon receipt:

               Customer:  Williams Communications, Inc.
                         Attn: Contract Administration
                         One Williams Center,
                         Tulsa, Oklahoma 74172

               with a copy to: Williams Communications, Inc.
                         Attn: General Counsel
                         One Williams Center, Suite 4100
                         Tulsa, Oklahoma, 74172

               with a copy to: Williams Communications, Inc
                         ATTN: Vice President of Network Planning
                         One Williams Center
                         Tulsa, Oklahoma 74172

               Avici:  Avici Systems, Inc.
                         101 Billerica Avenue
                         N. Billerica, Massachusetts 01862-1256

15.5 FORCE MAJEURE. Neither Avici nor Customer will be liable to the other for any delay in performing in accordance with this Agreement, other than the payment of amounts due hereunder, if such delay arises out of an Act of God including fire, flood, earthquake, explosion, casualty, or accident, or out of war, riot civil commotion, or the requirement of any governmental agency or instrumentality. The party asserting that an event of force majeure has occurred will send the other party prompt notice thereof setting forth a description of the event of force majeure, an estimate of its effect upon the party's ability to perform its obligations under this Agreement and the duration or expected duration thereof. In addition, if, at any time after Customer has satisfied its purchasing obligation under Sections 2.1 and 2.2, an event of force majeure endures for a period of ninety (90) days where Avici is the party whose performance is prevented or delayed by an event of force majeure, Customer shall have the right to terminate this Agreement upon thirty days' written notice to Avici. Avici shall have no right to terminate this Agreement in the event either its or Customer's performance hereunder is delayed or prevented by an event of force majeure regardless of how long the event of force majeure exists,

15.6 ASSIGNMENT. This Agreement may not be assigned by either party, by operation of law or otherwise, without the express prior written consent of the other party (which consent will not be unreasonably withheld), except that no such consent will be required in connection with (a) any merger, consolidation, or the transfer of all or substantially all of such party's assets or (b) an assignment by a party to any of its Affiliates. This Agreement will be binding upon, and inure to the benefit of, the permitted successors and assigns of each party. Any purported assignment in violation of this Section 15.6 will be null and void. Notwithstanding anything in this Agreement to the contrary, Customer may assign some or all of its rights and obligations hereunder to State Street Bank and Trust Company of Connecticut, National Association, in connection with a financing by Customer of construction of its fiber optic network; in addition, Street Bank and Trust Company of Connecticut, National Association, may further assign this Agreement as collateral for such financing; provided that if Customer makes an assignment to State Street Bank and Trust Company of Connecticut, National Association, pursuant to this paragraph, Customer (or its assignee pursuant to an assignment made under the other provisions of this Agreement) shall guarantee performance of the assignee's obligations.

15.7 LEGAL EXPENSES. The prevailing party in any legal action arising out of this Agreement will be entitled to recover court costs and reasonable attorneys' fees.

15.8 SEVERABILITY. If any provision of this Agreement is held invalid by any law or regulation of any government or by any court or arbitrator, that invalidity will not affect the enforceability of any other provision.

15.9 ENTIRE AGREEMENT. This Agreement, together with the Attachments, constitutes the parties' entire agreement relating to its subject matter. This Agreement supercedes all prior or contemporaneous oral or written Communications, proposals, conditions, representations and warranties, including, among others, the "Procurement Agreement Term Sheet", and shall prevail over any conflicting or additional terms of any quote, order, acknowledgement, or other communication between the parties relating to its subject matter during the term of this Agreement. No modification to this Agreement will be binding, unless in writing and signed by an authorized representative of each party

15.10 CONFLICT OF INTEREST. Avici will not use any funds received under this Agreement for illegal or "improper" purposes related to the Agreement. Avici will not pay any commissions, fees or rebates to any employee of Customer, nor favor any employee of Customer with gifts of entertainment of significant cost or value. If Customer has reasonable cause to believe that one of these provisions has been violated, Customer or its representative may audit the records of Avici for the purpose of establishing compliance with such provisions. For purposes of this Section, Customer shall include all affiliated companies of Customer.


15.11 ESCROW AGREEMENT. The parties shall within [CONFIDENTIAL TREATMENT REQUESTED]/*/from the Effective Date, mutually agree to the terms of an escrow agreement which shall provide for the deposit, by no later than December 31, 2000, of the source code (and other relevant materials) with respect to the Product and Software with an independent, recognized escrow agent. Such escrow agreement shall provide Customer the right to obtain and use such source code and other materials deposited under certain conditions. As long as this Agreement has not terminated or expired, [CONFIDENTIAL TREATMENT REQUESTED]/*/. Avici agrees to provide regular reports to Customer regarding Avici's efforts to prepare a final written version of the source code suitable for deposit.

15.12 COUNTERPARTS; FACSIMILE COPY. This Agreement may be executed in separate counterparts, each of which so executed and delivered shall constitute an original, but all such counterparts shall together constitute one and the same instrument. The parties stipulate that facsimile copies of the signed Agreement will be admissible in evidence for all purposes in any proceeding as between the parties.

15.13 REMEDIES. Subject to the provisions regarding exclusive remedy in Sections 3.4, 3.5 and 8.9 the remedies available to either party under this Agreement are cumulative. The exercise of any one remedy will not be deemed an election of such remedy to the exclusion of other remedies; and the rights and remedies of the parties as set forth in this Agreement are not exclusive and are in addition to any other rights and remedies available to it at law or in equity.



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     In witness whereof, the parties have caused this Agreement to be executed by their respective authorized representatives as of the Effective Date,

AVICI SYSTEMS, INC.                 WILLIAMS COMMUNICATIONS, INC.

By: /s/ Brian McCormack             By: /s/ Howard Janzen
   ----------------------------        ----------------------------

Name: Brian McCormack               Name: Howard Janzen
     --------------------------          --------------------------

Title: Vice President, Sales        Title: President & CEO
      -------------------------           -------------------------

Date: May 17, 2000                  Date: May 17, 2000
     --------------------------          --------------------------

                                  ATTACHMENT A

                              AVICI SYSTEMS, INC.

                                   PRICE LIST

PRODUCT PART NO.                            DESCRIPTION                              LIST PRICE
--------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/






All Prices FOB North Billerica MA 01862


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                                  ATTACHMENT B


TSR Product Specifications


[CONFIDENTIAL TREATMENT REQUESTED]/*/



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                                 ATTACHMENT B1

Market Leadership -- Additional Features and Capabilities

Avici acknowledges Customer's desire to have market-leading technology. In connection therewith, Avici agrees to meet the performance specifications described below by the milestone dates indicated.




[CONFIDENTIAL TREATMENT REQUESTED]/*/



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                                  ATTACHMENT C
                              Third Party Software

[CONFIDENTIAL TREATMENT REQUESTED]/*/



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.